QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.27.1

        "Certain portions of this Exhibit have been omitted and filed separately with the Commission based upon a request for confidential treatment."

August 30, 2004

Amendment No. 1

To

Contract for the Sale of Uranium Concentrates, dated August 12, 2003
Between [Redacted] and URI, Inc.

        Pursuant to the request of URI, Inc. ("Seller") to amend the Delivery Date for 2005, the Seller and [Redacted] ("Buyer") hereby agrees to amend the above referenced Contract as follows:

        Buyer and Seller agree to amend the Delivery Date in 2005 from the period between January 1, 2005 to January 31, 2005 to a period that may be determined by Seller any time between July 1, 2005 and July 31, 2005.

        Buyer and Seller further agree to amend the Annual Notice requirement for the 2005 delivery year from September 1, 2004 to January 3, 2005.

        All other terms and conditions of the above referenced Contract remain unchanged. Upon execution, this Amendment shall be effective as of the date first written above.

Agreed to by Buyer	Agreed to by Seller

Name	Name

Title	Title

QuickLinks

  Exhibit 10.27.1